SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2010

Diamond Information Institute, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	333-149978	22-2935867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Ave, Suit 1517 Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 666-8570

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 1st, 2010, Board of Directors of the Registrant accepted the resignation of Silberstein Unger, PLLC, as  its independent registered public account firm. On November 8, 2010, the accounting firm of Sadler, Gibb & Associates was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant approved the resignation of Silberstein, Unger ,PLLC. and approved the appointment of Sadler, Gibb & Associates as its independent auditor.

Silberstein Unger, PLLC concluded an audit of the Registrant’s financial statements for the period ended December 31, 2009.  Registrant’s financial statements for the period ended March 31, 2010 were reviewed by Silberstein Unger, PLLC. Silberstein Unger, PLLC began a review of the Registrant’s financial statements for the period ending June 30, 2010, however the financial statements for the period ending June 30, 2010 which were included in the Registrant's Form 10-Q for the period ended June 30, 2009, were not approved for release by Silberstein Unger, PLLC. The review financial statements for the period ended March 31, 2010 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s financial statements for the period contained a going concern qualification. The present auditor and accountant are in the process of reviewing all documents from December 31, 2009 until September 30, 2010.

There was a disagreement between the Registrant and Silberstein Unger, PLLC concerning the Registrant’s fiscal quarter ended June 30, 2010, and specifically related to the accounting for the Registrant's acquisition which was completed during that fiscal period. On November 1st, 2010, Board of Directors of the Registrant accepted the resignation of Silberstein Unger, PLLC, as its independent registered public accounting firm.

Through December31, 2009, there were no disagreements with Silberstein Unger, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Silberstein Unger, PLLC’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registrant’s financial statements.

The Registrant has requested that Silberstein Unger, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On November 8, 2010, the Registrant engaged Sadler, Gibb & Associates as its independent accountant during part of the recent fiscal year and the interim periods preceding the engagement and through December 31, 2009. The Registrant is consulting with Sadler, Gibb & Associates regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K on the 8k form.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter, Certified Public Accountants and Advisors, A Professional Corporation
99.1	Letter of termination from Silberstein Unger, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Information Institute, Inc.

/s/Daniel McCormick

Daniel McCormick

Chief Executive Officer

Date:  December 14, 2010

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